UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            CASITA ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

               Nevada                                            20-8457250
     (State or other jurisdiction                              (IRS Employer
   of incorporation or organization)                         Identification No.)

   1093 E. Main Street, Suite 508
           El Cajon, CA                                            92021
(Address of principal executive offices)                         (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act: Not applicable

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-147104

        Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of securities contained in Registrant's Registration Statement on Form SB-2, as filed with the Securities and Exchange Commission (SEC File No. 333-147104) is incorporated by reference to this registration statement.

ITEM 2. EXHIBITS

The following exhibits are incorporated by reference from the Registrant's Form SB-2 Registration Statement filed with the Securities and Exchange Commission (SEC File No. 333-147104). Such exhibits are incorporated by reference pursuant to Rule 12b-32:

     Exhibit No.                       Description
     -----------                       -----------

        3.1               Articles of Incorporation
        3.2               By-Laws
        5.1               Opinion of Gary L. Blum, ESQ.
       23.1               Consent of Madsen & Associates, CPA, Inc.
       23.2               Consent of Counsel (see Exhibit 5.1)

                                    SIGNATURE

Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                CASITA ENTERPRISES, INC.


April 29, 2008                                  /s/ Jose Cisneros
                                                --------------------------------
                                                Jose Cisneros
                                                President, Secretary, Treasurer,
                                                Chief Executive Officer, Chief
                                                Financial Officer & Director